AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                              PROSPECTUS SUPPLEMENT
               VPAdvantage * VP Balanced * VP Capital Appreciation
                VP Income & Growth * VP International * VP Value

                       SUPPLEMENT DATED NOVEMBER 17, 1998
                          Prospectus dated May 1, 1998

The second sentence of the third paragraph on page 5 of the VP Capital Appreciation Prospectus and the second sentence of the fourth full paragraph on page 6 of the VP Advantage prospectus are deleted.

The second sentence of the Investment Objective of VP Balanced on page 2 of the Prospectus is deleted and replaced with the following language.

The  fund  will  seek  to  achieve  its  investment   objective  by  maintaining
approximately 60% of the assets of VP Balanced in common stocks and the remaining assets in bonds and other fixed income securities.

The disclosure set forth below replaces the second and third paragraphs under the heading "Investment Policies of the Fund" on page 5 of the VP Balanced Prospectus.

    With the equity portion of the VP Balanced portfolio, which management intends to be approximately 60% of the fund's assets, the manager utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock). These rankings are determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the manager uses, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company.

    In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 without taking on significant additional risk.

The following disclosure replaces paragraphs 4, 7 and 8 under the heading "Investment Manager" on page 13 of the VP Balanced Prospectus.

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader - Quantitative Equity, joined American Century in 1982. He is a member of the team that manages the equity portion of VP Balanced.

    JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined American Century in January 1988. He is a member of the team that manages the equity portion of VP Balanced.

The following new section is added after the section "Transfer and Administrative Services" on page 14 of the VP Advantage, VP Balanced and VP International Prospectuses; page 12 of the VP Capital Appreciation and VP Income & Growth Prospectuses; and page 13 of the VP Value Prospectus.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the fund, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the fund's other major service providers. Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the fund's business, particularly its ability to provide shareholder services, may be hampered.

    In addition, the issuers of securities the fund owns could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the fund's performance. The manager has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the manager may consider when making investment decisions, and other factors may receive greater weight.

The following disclosure replaces the fourth paragraph under the heading "Investment Management" on page 12 of the VP Value Prospectus.

    R. TODD VINGERS, Portfolio Manager, joined American Century in August 1994 as an Investment Analyst, a position he held until February 1998. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Vingers attended the University of Chicago Graduate School of Business from October 1991 to June 1994, where he obtained his MBA.

The following new section is added after the section "Investment Management" on page 14 of the VP Balanced and VP International Prospectuses and page 12 of the VP Value Prospectus.

SIMILARITY TO RETAIL FUND

The fund is similar to another fund in the American Century family of funds. It has the same management team and investment policies. The fees and expenses of the funds are expected to be similar, and they will be managed with substantially the same investment objective and strategies. Notwithstanding the similarities, this fund and the retail fund are separate mutual funds that will have different investment performance. Although the two funds generally can be expected to have similar returns, differences in cash flows into the two funds, the size of their portfolios, specific investments held by the two funds, as well as the additional expenses of the insurance product, will cause performance to differ.

Please consult the separate account prospectus for a description of the insurance product through which the fund is offered and the associated fees.

The first sentence of the first paragraph on page 14 of the VP Balanced Prospectus is deleted and replaced with the following sentence.

For the services provided to the fund, the manager receives an annual fee of 0.90% of the first $250 million of the average net assets of the fund, 0.85% of the next $250 million and 0.80% thereafter.

The first sentence of the seventh paragraph under the heading "Investment Management" on page 11 of the VP Capital Appreciation Prospectus is deleted and replaced with the following sentence.

For the services provided to the fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.

The first sentence of the first paragraph on page 14 of the VP International Prospectus is deleted and replaced with the following language.

For the services provided to the fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% thereafter.

The first sentence of the seventh paragraph under the heading "Investment Management" on page 12 of the VP Value Prospectus is deleted and replaced with the following language.

    For the services provided to the fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.

SH-SPL-14720   9811

                                                                 P.O. Box 419385
                                                           Kansas City, Missouri
                                                                      64141-6385
                                                  1-800-345-3533 or 816-531-5575

                         [American Century Logo(reg.sm)]
                                    American
                                    Century

                       STATEMENT OF ADDITIONAL INFORMATION

                         [American Century Logo(reg.sm)]
                                    American
                                    Century

                                   MAY 1, 1998
                            REVISED NOVEMBER 17, 1998

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                             VP Capital Appreciation
                                    VP Value
                                   VP Balanced
                                  VP Advantage
                                VP International


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998
                           REVISED NOVEMBER 17, 1998

                  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

This statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Variable Portfolios, Inc. and five of its series of shares, VP Capital Appreciation, VP Value, VP Balanced, VP Advantage or VP International as the case may be. Each of such prospectuses is dated May 1, 1998. Please retain this document for future reference. To obtain copies of the various American Century Variable Portfolios prospectuses, call American Century at 1-800-345-3533 or 816-531-5575, or write to P.O. Box 419385, Kansas
City, Missouri 64141-6385.

TABLE OF CONTENTS
Selection of Investments ...........................................           2
Additional Investment Restrictions .................................           3
Futures Contracts ..................................................           4
An Explanation of Fixed Income Securities Ratings ..................           5
Short Sales ........................................................           7
Portfolio Lending ..................................................           7
Portfolio Turnover .................................................           7
Performance Advertising ............................................           8
Officers and Directors .............................................           8
Management .........................................................          10
Custodian ..........................................................          11
Independent Auditors ...............................................          11
Capital Stock ......................................................          11
Brokerage ..........................................................          12
Redemptions in Kind ................................................          13
Holidays ...........................................................          13
Financial Statements ...............................................          13


     STATEMENT OF ADDITIONAL INFORMATION                                      1


 SELECTION OF INVESTMENTS

    Currently, American Century Variable Portfolios offers six funds. This Statement of Additional Information applies to five of the funds: VP Capital Appreciation, VP Value, VP Balanced, VP Advantage and VP International. Such funds are sometimes individually referred to as a "fund," and collectively as the "funds."

    In achieving their investment objectives, the funds must conform to certain fundamental policies that may not be changed without shareholder approval. The following paragraph is a statement of fundamental policy with respect to investment selection:

    In general, within the restrictions outlined in the Prospectus or in other statements of the corporation's fundamental policies, VP Capital Appreciation, VP Value, VP International and, with regard to the equity portion of their portfolios, VP Balanced and VP Advantage, each has broad power with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is the manager's intention that VP Capital Appreciation, VP Value, VP International and the equity portion of VP Balanced and VP Advantage will generally consist of common stocks. However, the manager may invest the assets in varying amounts in other instruments and in senior securities, such as bonds, debentures and preferred stocks, when such a course is deemed appropriate under certain market and economic conditions. Senior securities that, in the opinion of the manager, are high-grade issues may also be purchased for defensive purposes.

VP CAPITAL APPRECIATION

    The manager intends to invest the assets of VP Capital Appreciation primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The selection of these investments is described under "Selection of Investments."

VP VALUE

    The manager intends to invest the assets of VP Value primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that management believes to be undervalued at the time of purchase. The selection of these investments is described under "Selection of Investments."

VP BALANCED

    The manager intends to invest approximately 60% of the VP Balanced portfolio in common stocks and the remainder in fixed income securities. Equity security investments are described under "Selection of Investments." At least 80% of the fixed income assets will be invested in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization within the three highest categories. The fund may invest in securities of the U.S. government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-related and other asset-backed securities. It can be expected that the manager will invest from time to time in bonds and preferred stock convertible into common stock.

VP ADVANTAGE

    The manager intends to invest approximately (i) 20% of VP Advantage's assets in government securities with a weighted average maturity of six months or less, i.e., cash and cash equivalents, (ii) 40% of the fund's assets in fixed income government securities with a weighted average maturity of three to 10 years (although management has the discretion to invest some or all of this portion of the fund's assets in cash or cash equivalents if it believes that market conditions merit) and (iii) 40% of the fund's assets in equity securities. All of the debt securities purchased, regardless of weighted average maturity, will be securities of the U.S. government and its agencies and instrumentalities, including mortgage-related and other asset-backed securities issued by such entities. Equity security investments are described under "Selection of Investments."

VP INTERNATIONAL

    The manager intends to invest the assets of VP International primarily in an internationally diversified portfolio of common stocks. The selection of these investments is described under "Selection of Investments."


2                                                 AMERICAN CENTURY INVESTMENTS


 ADDITIONAL INVESTMENT RESTRICTIONS

    Additional fundamental policies applicable to American Century Variable Portfolios that may be changed only with shareholder approval provide that:

  (1) No fund shall issue senior securities, except as permitted under the Investment Company Act of 1940;

  (2) No fund shall borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings);

  (3) No fund shall lend any security or make any other loan if, as a result, more than 33 1/3% of that fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or
         (ii) by engaging in repurchase agreements with respect to portfolio securities;

  (4) No fund shall concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

  (5) No fund shall purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business;

  (6) No fund shall act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

  (7) No fund shall purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit a fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities;

(8)      No  fund  shall  invest  for  purposes  of   exercising   control  over
         management.

    The Investment Company Act imposes certain additional restrictions upon acquisition by the corporation of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

    The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission (SEC) ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

    Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

 FUTURES CONTRACTS

    As described in the Prospectus, VP Value may enter into futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When a futures contract is entered, both the buyer and seller of the contract are required to deposit with a futures commission merchant (FCM) cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by the fund in the payment of any future obligations.


     STATEMENT OF ADDITIONAL INFORMATION                                      3


    The value of the futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

    The fund maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the fund's investment objectives. The fund may enter into index futures contracts as an efficient means to expose the fund's cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

    The fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

    The principal risks generally associated with the use of futures include:

    * the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk);

    * the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk);

    * the risk that the securities to which the futures contract relates may go down in value (market risk); and

    * adverse price movements in the underlying securities can result in losses substantially greater than the value of the fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the fund may not purchase leveraged futures, so there is no leverage risk involved in the fund's use of futures.

    A liquid secondary market is necessary to close out a contract. The fund may seek to manage liquidity risk by investing only in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

    Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

    The fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the fund, the fund may be entitled to the return of margin owed to the fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the fund does business.

    The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, the movement in the market price of index futures contracts will reflect the movement in the the aggregate


4                                                  AMERICAN CENTURY INVESTMENTS


market price of the entire portfolio of securities comprising the index. Since VP Value is not an index fund, its investment in futures contracts will not correlate precisely with the performance of the fund's other equity investments. However, the manager believes that an investment in index futures will more closely reflect the investment performance of the fund than an investment in U.S. government or other highly liquid, short-term debt securities, which is where the cash position of the fund would otherwise be invested.

    The policy of the manager is to remain fully invested in equity securities. There may be times when the manager deems it advantageous to the fund not to invest excess cash in index futures, but such decisions will generally not be the result of an active effort to use futures to time or anticipate market movements in general.

 AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

    As described in the Prospectus, the funds may invest in fixed income securities. Fixed income securities ratings provide the manager with current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the Prospectus disclosure.

    The following summarizes the ratings used by Standard & Poor's Corporation (S&P) for bonds:

   AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA--Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C--The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI--The rating CI is reserved for income bonds on which no interest is being paid.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by


STATEMENT OF ADDITIONAL INFORMATION                                            5


the addition of a plus or minus sign to show relative standing within these major rating categories.

    The following summarizes the ratings used by Moody's Investors Service, Inc. (Moody's) for bonds:

   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

   Baa--Bonds that are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of a gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal


6                                                  AMERICAN CENTURY INVESTMENTS


Revenue Code. In such a case, any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

 PORTFOLIO LENDING

    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

 PORTFOLIO TURNOVER

    The portfolio turnover rates of the funds are shown in the Financial Highlights table in the prospectuses.

    With respect to each fund, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.

    The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the manager will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations; it may be replaced with another security holding greater promise; it has reached its optimum potential; a change in the circumstances of a particular company, industry or in general economic conditions; or because of some combination of such reasons.

    When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

    Since investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives. Therefore, the fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates that will be attained in the future.

 PERFORMANCE ADVERTISING

    The following table sets forth the average annual total return of each of the funds for the periods indicated. Average annual total return is calculated by determining a fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.

FUND                       1 Year      5 Year       Inception
-------------------------------------------------------------
VP CAPITAL APPRECIATION   (3.26)%       5.76%         9.34%(1)
VP BALANCED                15.81%      11.27%        11.05%(2)
VP ADVANTAGE               12.83%       9.21%         8.63%(3)
VP INTERNATIONAL           18.63%        --          10.60%(4)
VP VALUE                   26.08%        --          23.16%(5)
-------------------------------------------------------------
(1) Inception date was 11/20/87.
(2) Inception date was 5/1/91.
(3) Inception date was 8/1/91.
(4) Inception date was 5/1/94.
(5) Inception date was 5/1/96.

    The funds may advertise average annual total returns over periods of time other than those periods shown in the foregoing table. The funds also may advertise cumulative total return over various time periods.

    The following table shows the cumulative total return and the average annual compound rate of return of the funds for the period indicated.


     STATEMENT OF ADDITIONAL INFORMATION                                      7


                                Cumulative        Average Annual
                               Total Return        Compound Rate
FUND                          Since Inception     Since Inception
------------------------------------------------------------------
VP CAPITAL APPRECIATION          146.60%              9.34%
VP BALANCED                      101.14%             11.05%
VP ADVANTAGE                      70.14%              8.63%
VP INTERNATIONAL                  44.68%             10.60%
VP VALUE                          41.57%             23.16%
------------------------------------------------------------------

    PERFORMANCE FIGURES ADVERTISED BY AMERICAN CENTURY VARIABLE PORTFOLIOS SHOULD NOT BE USED FOR COMPARATIVE PURPOSES BECAUSE SUCH FIGURES WILL NOT INCLUDE CHARGES AND DEDUCTIONS IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT UNDER THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

 OFFICERS AND DIRECTORS

    The principal officers and the directors of American Century Variable Portfolios, Inc. (the Corporation), their ages (listed in parentheses), their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc., and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors who are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).

    JAMES E. STOWERS JR.* (74), Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

    JAMES E. STOWERS III* (39), Director; Chief Executive Officer and Director, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

    THOMAS A. BROWN (58), Director; Director of Plains States Development, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products.

    ROBERT W. DOERING, M.D. (66), Director; retired, formerly general surgeon.

    ANDREA C. HALL, PH.D. (53), Director; Senior Vice President and Associate Director, Midwest Research Institute.

    D.D. (DEL) HOCK (63), Director; retired, formerly Chairman, Public Service Company of Colorado; Director, Service Tech, Inc., Hathaway Corporation and J.
D. Edwards & Company.

    DONALD H. PRATT (60), Vice Chairman of the Board and Director; President and Director, Butler Manufacturing Company.

    LLOYD T. SILVER JR. (70), Director; President, LSC, Inc., manufacturer's representative.

    M. JEANNINE STRANDJORD (52), Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

    GEORGE A. RIO (43), President; Executive Vice President and Client Service Director, Funds Distributor, Inc. (FDI). Prior to joining FDI in 1998, Mr. Rio served as Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds (from June 1995 to March 1998). Before that, he served as Director of Business Development for First Data Corporation (from May 1994 to June 1995), Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. (from September 1983 to May 1994).

    MARYANNE  ROEPKE,   CPA  (42),  Vice  President,   Treasurer  and  Principal
Accounting   Officer;   Senior  Vice  President,   American   Century   Services
Corporation.

    PATRICK A. LOOBY (39), Vice President; Vice President, American Century Services Corporation.

    CHRISTOPHER J. KELLEY (33), Vice President; Vice President and Associate General Counsel of FDI. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

    MARY A. NELSON (34), Vice President; Vice President and Manager of Treasury Services and Administration of FDI. Prior to joining FDI, Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).


8                                                 AMERICAN CENTURY INVESTMENTS


    MERELE A. MAY (36), Controller; Vice President, American Century Services Corporation.

    ROBERT J. LEACH, CPA (32), Controller.

    C. JEAN WADE, CPA (34), Controller.

    The Board of Directors has established four standing committees--the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

    Messrs. Stowers Jr. (chair), Stowers III and Pratt constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the full Board.

    Ms. Strandjord (chair), Dr. Doering and Mr. Hock constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to the internal controls and the considerations given or the connective action taken by management, and reviewing nonaudit services provided by the independent accountants.

    Messrs. Brown (chair), Pratt, Silver and Dr. Hall constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

    The Nominating Committee has as its principal role consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chair), Hock and Stowers III.

    The directors of the corporation also serve as directors for other funds advised by the manager. Each director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six of such companies an annual director's fee of $44,000, a fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those directors who are not "interested persons" who serve as the chair of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set forth in the following table is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each director of the corporation who is not an "interested person" as defined in the Investment Company Act.

Aggregate Total  Compensation  from  Compensation  the American Century Director
from        the         Corporation(1)         Family        of         Funds(2)
---------------------------------------------------------------------------
Thomas A. Brown $1,596 $60,000 Robert W. Doering, M.D. 1,317 49,500 Andrea C. Hall(3) 235 8,833 D. D. (Del) Hock 1,317 49,500 Linsley L. Lundgaard 1,126
42,333 Donald H. Pratt 1,596 60,000 Lloyd T. Silver Jr. 1,303 49,000 M. Jeannine
Strandjord                              1,299                             48,833
---------------------------------------------------------------------------
(1)Includes compensation paid by the corporation during the fiscal year ended December 31, 1997.

(2)Includes compensation paid by the 13 investment company members of the American Century family of funds for the calendar year ended December 31, 1997.

(3)Andrea C. Hall replaced Linsley L. Lundgaard as an independent director effective November 1, 1997.

 MANAGEMENT

    A description of the responsibilities and method of compensation of the funds' manager, American


STATEMENT OF ADDITIONAL INFORMATION                                            9


Century Investment Management, Inc., appears in the Prospectus under the caption "Management."

    During the past three fiscal years, the management fees were as follows:

FUND                                                                Years Ended December 31,
--------------------------------------------------------------------------------------------
                                       1997                     1996                   1995
--------------------------------------------------------------------------------------------
VP CAPITAL APPRECIATION
Management Fees                $    10,378,643        $     14,401,981        $     12,365,098
Average Net Assets               1,041,484,038           1,444,414,188           1,245,866,500

VP BALANCED
Management Fees                      2,346,313               1,832,133               1,222,757
Average Net Assets                 234,698,258             185,726,034             126,219,800

VP ADVANTAGE
Management Fees                        249,359                 238,392                 218,240
Average Net Assets                  25,348,464              38,676,300              22,425,700

VP INTERNATIONAL
Management Fees                      2,659,954               1,170,843                 596,598
Average Net Assets                 177,484,663              78,092,615              39,770,213

VP VALUE
Management Fees                        985,657                  62,187                   --
Average Net Assets                  98,518,788               9,241,069                   --
-------------------------------------------------------------------------------------------

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and it shall be automatically terminated if it is assigned.

    The management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the funds, on February 28, 1998, the manager was also acting as an investment adviser to 10 institutional accounts and to 12 registered investment companies--American Century Mutual Funds, Inc.; American Century World Mutual Funds, Inc.; American Century Premium Reserves, Inc.; American Century Variable Portfolios, Inc.; American Century Capital Portfolios, Inc.; American Century


10                                                 AMERICAN CENTURY INVESTMENTS


Municipal Trust; American Century Quantitative Equity Funds; American Century International Bond Funds; American Century Investment Trust; American Century Government Income Trust; American Century Target Maturities Trust; and American Century California Tax-Free and Municipal Funds.

    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

    As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

 CUSTODIANS

    Chase Manhattan Bank, N.A., 770 Broadway, New York, New York 10036 serves as custodian of the assets of the funds, except UMB Bank, N.A., 10th and Grand, Kansas City, Missouri 64105 serves as custodian of VP International. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

 INDEPENDENT AUDITORS

    Deloitte & Touche LLP, 1010 Grand Avenue, Kansas City, Missouri 64106, are the independent auditors of the funds. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund by American Century.

 CAPITAL STOCK

    The funds' capital stock is described in the Prospectus under the heading "Further Information About American Century."

    The corporation currently has six series of shares outstanding. The funds may in the future issue one or more additional series of shares. The assets belonging to each series of shares are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profits (or losses) of investments and other assets held for each series. Your rights as a shareholder are the same for all other series of securities unless otherwise stated. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions.

    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series.

    As of February 28, 1998, in excess of 5% of the outstanding shares of the following funds were owned of record by:

Name of Fund                      Shareholder and Percentage
---------------------------------------------------------------------------
VP Capital Appreciation           Nationwide Life Insurance Company
                                  Columbus, Ohio -- 65.0%

                                  Penn Mutual Life Insurance
                                  Philadelphia, Pennsylvania -- 6.0%

                                  Mutual of America
                                  New York, New York -- 9.1%

                                  Great-West Life and Annuity Company
                                  Englewood, Colorado -- 7.8%

VP Advantage                      Nationwide Life Insurance Company
                                  Columbus, Ohio -- 98.9%

VP Balanced                       Nationwide Life Insurance Company
                                  Columbus, Ohio -- 78.2%

                                  Lincoln National Life Insurance Company
                                  Ft. Wayne, Indiana -- 11.0%

VP International                  Nationwide Life Insurance Company
                                  Columbus, Ohio -- 87.0%

VP Value                          IDS Life Insurance Company
                                  Minneapolis, Minnesota -- 55.6%

                                  Nationwide Life Insurance Company
                                  Columbus, Ohio -- 38.2%
---------------------------------------------------------------------------

    All of such shares of the funds are held for the benefit of the holders of variable life and variable annuity policies issued by such insurance companies. Such shares are held in one or more accounts by entities controlled by such insurance companies.

 BROKERAGE

    Under the terms of the management agreement between the funds and the manager, the manager has


STATEMENT OF ADDITIONAL INFORMATION                                           11


the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors indicated below in selecting brokers or dealers.

    Equity Investments: Transactions in securities other than those for which an exchange is the primary market may be done with dealers acting as principal or market maker or with brokers. Transactions will be done on a brokerage basis when the manager believes that the facilities, expert personnel and technological systems of a broker enable American Century Variable Portfolios to secure as good a net price as it would have received from a market maker.
American Century Variable Portfolios places most of its over-the-counter transactions with market makers.

    Fixed Income Investments: Purchases are made directly from issuers, underwriters, broker-dealers or banks. In many transactions, the selection of the broker-dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection is a function of the selection of market and the negotiation of price, as well as the broker-dealer's general execution, operational and financial capabilities in the type of transaction involved.

    The manager receives statistical and other information and services (brokerage and research services) without cost from broker-dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investment portfolios of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the brokerage business with one or more brokers who provide information and services.

    The brokerage and research services received by the manager may be used with respect to one or more of the funds and/or the other funds and accounts over which it has investment discretion, and not all of such services may be used by the manager in managing the portfolios of the funds. Such information and services are in addition to and not in lieu of the services required to be performed for the funds by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

    Evaluation of the overall reasonableness of brokerage commissions is made by the manager and reviewed by the Board of Directors of American Century Variable Portfolios. In the years ended December 31, 1997, 1996 and 1995, the paid brokerage commissions of each fund were as follows:

FUND                                               Years Ended December 31,
----------------------------------------------------------------------------
                                    1997            1996             1995
----------------------------------------------------------------------------

VP CAPITAL APPRECIATION         $1,573,432       3,879,230         3,826,468
VP VALUE                           466,557          25,821             --
VP BALANCED                        294,313         235,149           153,670
VP ADVANTAGE                        20,302          19,734            19,477
VP INTERNATIONAL                 1,329,778         630,547           525,846
----------------------------------------------------------------------------

    In 1997, $3,525,726 (96%) of the total brokerage commissions ($3,684,887) were paid to brokers and dealers who provided information and services.

    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions because of the value of the brokerage and research services provided by the broker. Factors considered in such determinations are skill in execution of orders and the quality of brokerage and research services received. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


12                                                AMERICAN CENTURY INVESTMENTS


 REDEMPTIONS IN KIND

    Shares will normally be redeemed for cash, although the corporation retains the right to redeem its shares in kind under unusual circumstances, such as an unusually large redemption, in order to protect the investments of the remaining shareholders.

    The corporation has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any one contract owner exceed such limitation, the corporation will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager, and will not necessarily be representative of the entire portfolio, and will be securities that the manager regards as least desirable. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.


 HOLIDAYS

    The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays, Sundays and holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

 FINANCIAL STATEMENTS

    The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations, for the fiscal year ended December 31, 1997, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 1997, and 1996, are included in the Annual Report to Shareholders for the fiscal year ended December 31, 1997. The reports on the financial highlights for the fiscal years 1993, 1994, 1995 and 1996 are included in the Annual Reports to Shareholders for the fiscal year ended December 31, 1996. Each such Annual Report is incorporated herein by reference. You may receive copies of the Annual Report without charge upon request to the funds at the address and telephone number shown on page 1 of this Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION                                          13


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

WWW.AMERICANCENTURY.COM

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                                    American
                                    Century



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